Real Estate Portfolio Report Q2 2014

IMPORTANT NOTICE: This presentation contains forward-looking statements, within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All such forward-looking statements are intended to be subject to the safe harbor and other protections provided by the Reform Act and applicable securities laws. The forward-looking statements included in this presentation reflect Owens Realty Mortgage, Inc.’s (“ORM’s”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause ORM’s actual results to differ significantly from those expressed in any forward-looking statement and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Statements regarding the following subjects, among others, may be forward-looking: ORM’s business and investment strategy; ORM’s projected expenses and operating results; ORM’s projected capital expenditures and construction related expenses; economic, demographic, lending or real estate developments in ORM’s markets; early terminations of or non-renewal of leases by ORM’s tenants; ORM’s ability to obtain financing arrangements; general volatility of the markets in which ORM participates; construction progress and completion dates, permit, entitlement, zoning and other property related approvals, expected real estate planning and policies of city, county, state, and other regional municipalities, including zoning, land annexation, and building and development approvals, expected listing and sale dates, occupancy rates and dates, and marketability of ORM’s real estate assets; ORM’s ability to qualify and maintain ORM’s qualification as a REIT; market trends in ORM’s industry, including interest rates, real estate values, vacancy and absorption rates, lease rates, land, residential and commercial property statistics, regional population and income growth, or the general economy; and statements about ORM’s current expectations, plans, strategies, prospects, beliefs, targets, assumptions, and forecasts. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “approximate,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not guarantee the assumptions underlying such forward-looking statements and does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Certain important factors that could cause actual results to differ materially from those contained in the forward-looking statements are included in our periodic reports filed with the Securities and Exchange Commission (“SEC”). Copies are available on the SEC’s website at www.sec.gov. Investors are encouraged to read the following presentation in conjunction with our periodic reports including, without limitation, the Risk Factors section in the Annual Report on Form 10-K for the year ended December 31, 2013. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. DISCLAIMERS: Due to rounding, numbers provided throughout this presentation, including , but not limited to, book values, tax basis, loan balances, income, capital expenditures, rent per square foot, property dimensions, and occupancy rates may not add up precisely to actual totals and percentages may not precisely reflect absolute values. Statistics and Mapping Readers are cautioned not to place undue reliance upon the statistics and data provided in this presentation including property dimensions, market information, and maps displaying locations of properties and descriptions of locations, for the purposes of determining the fair market value of a property, ORM’s stock, or in making any investment decision. Net Operating Income (NOI) The net operating income by property provided in this presentation, represents net income before depreciation, amortization, depreciation allocated to non-controlling interests, gains on sales of real estate, provisions for impairment, and interest expense. Abbreviations Throughout this presentation, certain abbreviations are used to simplify the format. Below is a list of the abbreviations and their meanings: “LLC” – Limited liability company “NOI” – Net operating income “Q” – Quarter “SF” and “RSF” – Square feet/foot and Rentable square feet “YTD” – Year to date   Forward-Looking Statements and Other Disclaimers

Portfolio Summary1 Highlights 29 Properties2 $154 million book value $222 million tax basis $3.5 million 2013 net operating income3 $47 million residential property book value $39 million commercial property book value $68 million land assets book value $1.7 million YTD Q2 2014 net operating income Geography4 Property Class Property Type Note: All financial information in this presentation is as of June 30, 2014 unless otherwise noted. See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Strategy Develop, reposition, and enhance real estate assets to maximize yield and marketability. capital investment in 2014-2015 to complete development/reposition of transitional5 properties reduce vacancy rates through active portfolio management Increase liquidity for commercial lending activities through strategic disposition of real estate assets. Key factors include property status, market conditions, and REIT tax considerations. Property status – in process of development, renovation, repositioning or stabilization Market conditions –demand for property type, available supply, new construction activity, and local economic factors REIT tax considerations6 – 100% tax on net taxable income from sales of property in the ordinary course of business, considered “dealer property” (prohibited transactions): Safe harbor exception - properties held for a minimum of 24 months (subject to certain restrictions, including the 30 Percent Rule and the Seven Sales/10 Percent Rule). Safe harbor period for real estate assets currently held by ORM begins on May 20, 2015 30 Percent Rule – aggregate expenditures made by REIT during the 24-month period preceding the date of sale that were includable in the basis of the property (i.e., capital expenditures) cannot exceed 30% of the net sales price of property Seven Sales/10 Percent Rule – sell seven properties or the aggregate adjusted bases of property sold during tax year does not exceed 10 percent of the aggregate bases of all the assets as of the REIT as of the beginning of the tax year (may alternatively elect to use fair market value of property sold and all assets) See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

# Real Estate Portfolio Summary

**As of June 30, 2014**

| Properties | Property Type | Location | Book Value | Tax Basis | 2013 NOI[3] | YTD 2014 NOI | Property Listing Date |
|---|---|---|---|---|---|---|---|
| **Land** | | | | | | | |
| Chateau at Lake Tahoe | Retail/Residential/Hospitality Land | South Lake Tahoe, CA | $49,851,639 | $61,458,207 | $17,861 | $5,268 | Q3-Q4 2014 |
| Saddle Ridge Parcel | Unimproved Land | Gypsum, CO | $5,813,434 | $18,201,762 | ($156,019) | ($111,067) | Q4 2014 |
| Baldwin Ranch Lots | Finished Residential Lots | Auburn, CA | $3,878,544 | $17,539,093 | ($92,225) | ($54,494) | 2017 |
| Oakley Parcel | Unimproved Residential Land | Oakley, CA | $2,336,640 | $2,336,640 | n/a | ($6,198) | Q3 2016 |
| Piercy Road Parcel | Unimproved Industrial Land | San Jose, CA | $1,958,400 | $3,025,992 | ($114,038) | ($61,399) | Q1 2018 |
| Half Moon Bay Parcel | Unimproved Commercial Land | Half Moon Bay, CA | $1,468,800 | $2,297,198 | ($19,047) | ($9,397) | Held for Sale |
| Brighton Village Lots | Unimproved Residential Land | Coolidge, AZ | $1,017,600 | $2,080,642 | $5,480 | $9,543 | Q1 2018 |
| Chowchilla Parcel | Unimproved Residential Land | Chowchilla, CA | $726,580 | $5,903,350 | ($17,325) | ($7,227) | Q1 2018 |
| Art on R Parcel | Unimproved Residential Land | Olivehurst, CA | $403,200 | $1,199,051 | ($7,407) | ($3,493) | Q1 2018 |
| The Rivers Lots | Finished Residential Lots | West Sacramento, CA | $117,120 | $618,074 | ($9,864) | ($4,422) | Q3 2014 |
| Dark Horse Parcel | Unimproved Residential Land | Auburn, CA | $103,198 | $0 | ($1,026) | $1,726 | Q1 2018 |
| Coeur d' Alene Lots | Unimproved Residential Land | Coeur d'Alene, ID | $316,800 | $2,271,341 | ($8,313) | ($5,941) | Q1 2018 |
| **Total Land** | **12** | | **$67,991,955** | **$116,931,350** | **($401,923)** | **($247,102)** | |
| **Residential** | | | | | | | |
| Treasures on the Bay[7] | Condos | Miami, FL | $32,988,241 | $32,136,209 | $925,607 | $450,040 | Q3-Q4 2015 |
| Solstice at Arcadia | Condos | Phoenix, AZ | $6,915,192 | $14,852,619 | $320,278 | $195,679 | Q3 2015 |
| The Point at Lake Steilacoom | Condos | Lakewood, WA | $4,437,286 | $6,353,433 | $253,129 | $139,559 | Q4 2015 |
| Broadway & Commerce | Condos/Office/Retail | Tacoma, WA | $2,432,903 | $3,500,932 | $93,232 | $47,718 | Q4 2015 |
| The Shores | Single Family Residence | Lincoln City, OR | $93,647 | $95,854 | ($6,490) | ($6,771) | Q3 2014 |
| **Total Residential** | **5** | | **$46,867,269** | **$56,939,047** | **$1,585,756** | **$826,224** | |
| **Commercial** | | | | | | | |
| Auburn Valley Golf Course | Golf Course | Auburn, CA | $2,001,791 | $2,177,756 | ($66,224) | ($19,541) | Held for Sale |
| Wolfe Road | Industrial | Sunnyvale, CA | $3,072,263 | $3,191,472 | $486,129 | $242,909 | Q1 2017 |
| Paso Robles Industrial Complex | Light Industrial | Paso Robles, CA | $1,479,983 | $1,492,554 | $196,158 | $131,097 | Q1 2017 |
| Piper Point Marina | Marina | Bethel Island, CA | $1,157,943 | $1,158,945 | n/a | ($18,013) | Q1 2015 |
| Brannan Island Marina | Marina | Isleton, CA | $2,031,022 | $2,031,021 | ($36,454) | $11,309 | Q3 2015 |
| The Last Resort & Marina | Marina | Oakley, CA | $360,000 | $626,200 | ($22,464) | ($10,919) | Held for Sale |
| Harbor Shores Medical Plaza II | Office | Gilbert, AZ | $4,770,821 | $9,161,791 | $189,032 | $75,277 | Q4 2014 |
| Pico Ranch Complex | Office | Roseville, CA | $3,747,112 | $7,538,200 | $63,839 | $51,362 | Q1 2018 |
| Melody Hills Business Park | Office | Roseville, CA | $749,491 | $757,145 | $45,631 | $23,545 | Q4 2016 |
| University Square[8] | Retail | Greeley, CO | $11,617,643 | $10,729,712 | $1,142,180 | $498,299 | Q4 2014 |
| K Street | Retail/Office | Sacramento, CA | $3,890,968 | $3,890,958 | ($67,207) | ($48,771) | Q1 2015 |
| Outback Storage | Self Storage | Stockton, CA | $3,895,832 | $5,253,954 | $388,107 | $205,482 | Q1 2015 |
| **Total Commercial** | **12** | | **$38,774,868** | **$48,009,708** | **$2,318,727** | **$1,142,036** | |
| **Total** | **29** | | **$153,634,091** | **$221,880,105** | **$3,502,560** | **$1,721,158** | |
| 1850 De La Cruz (investment in LLC)[9] | Industrial Building/Land | Santa Clara, CA | $2,141,253 | $2,871,287 | $161,000 | $82,672 | Q1 2015 |
| **Total inc. 1850 De La Cruz** | **30** | | **$155,775,345** | **$224,751,392** | **$3,663,560** | **$1,803,830** | |

See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

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Land Portfolio Highlights 12 Properties $68 million book value $117 million tax basis $402,000 - 2013 net operating loss $247,000 - YTD Q2 2014 net operating loss Geography10 Land Type Note: All financial information in this presentation is as of June 30, 2014 unless otherwise noted. See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

# Chateau at Lake Tahoe

**Property Type:** Retail/Residential/Hospitality Land

**Book Value:** $49.9 million

**Tax Basis:** $61.5 million

**Financing:** $3.8 million

- 11.5 acre resort property, prime location at Stateline within close proximity to the Heavenly Valley ski resort gondola, and Harvey's and Harrah's casinos. Project entitled for 477 hospitality/residential units, 58,000 SF of retail, 20,000 SF+ meeting space, and 19,000 SF spa facilities. Prior to foreclosure approx. $70 million and many years invested in the acquisition, entitlement process and initial foundation infrastructure. Limited land supply and new construction inventory, and significant municipal/political restrictions in Tahoe basin. Held in Tahoe Stateline Venture, LLC
- Transitional property - near completion of approx. 30,658 RSF of commercial retail space:
  - Protect entitlements
  - Objective to generate stabilized income and enhance marketability
  - Estimate $22m construction costs, $1m cap ex - prop taxes/interest/insurance; $23m total cap costs. Estimate completion of construction - August 2014[11]
- 5 year minimum triple net leases in place for approx. 18,052 RSF at average annual lease rate of approximately $54[12] per RSF
- $18,000 - 2013 net operating income
- $5,000 - YTD Q2 2014 net operating income
- Strategy - Expect to list property for sale in Q3-Q4 2014. Due to REIT tax rules cannot close prior to May 20, 2015

South Lake Tahoe, CA


CHATEAU



See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

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Saddle Ridge Parcel Gypsum, CO Property Type: Unimproved Land Book Value: $5.8 million Tax Basis: $18.2 million 319 acre property located within the Eagle River Valley, 20-35 miles from the Beaver Creek and Vail resorts, and 140 miles west of Denver Zoned for residential and commercial use $156,000 - 2013 net operating loss $111,000 – YTD Q2 2014 net operating loss Strategy – Expect to list for sale in Q4 2014 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

# Baldwin Ranch Lots

**Property Type:** Finished Residential Lots

**Book Value:** $3.9 million

**Tax Basis:** $17.5 million

Auburn, CA

- 45.7 acre property comprised of 75 non-contiguous finished residential lots located within the Baldwin Ranch/DarkHorse Golf Club subdivision. Held in Baldwin Ranch Subdivision, LLC
- $92,000 - 2013 net operating loss
- $54,000 - YTD Q2 2014 net operating loss
- Strategy - If current market trends continue for the next few years, we expect favorable conditions for residential land in Nevada County. Expect to list for sale in small blocks, beginning mid-2017





See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

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Oakley Parcel Oakley, CA Property Type: Unimproved Residential Land Book Value: $2.3 million Tax Basis: $2.3 million 87.6 acre property currently entitled for 77 acres of mixed-density residential and 10 acres of commercial development. Held in Sandmound Marina, LLC Acquired through foreclosure in 2014 $6,000 - YTD Q2 2014 net operating loss Strategy – Maximize marketability by re-entitling the property for single family residential development. Expect to list for sale in Q3 2016 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Piercy Road Parcel San Jose, CA Property Type: Unimproved Industrial Land Book Value: $2.0 million Tax Basis: $3.0 million 14.25 acre parcel of vacant industrial land with 8.91 acres considered usable $114,000 - 2013 net operating loss $61,000 - YTD Q2 2014 net operating loss Strategy – Market for industrial land in southeast San Jose remains soft. Expect to list for sale in Q1 2018 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Half Moon Bay Parcel Half Moon Bay, CA Property Type: Unimproved Commercial Land Book Value: $1.5 million Tax Basis: $2.3 million 6.5 acre parcel of undeveloped land zoned for commercial use located along the southeast corner of Highway 1 and State Route 92, in California $19,000 - 2013 net operating loss $9,000 - YTD Q2 2014 net operating loss Strategy – Currently listed for sale See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Brighton Village Lots Coolidge, AZ Property Type: Unimproved Residential Land Book Value: $1.0 million Tax Basis: $2.0 million 152 acres of contiguous undeveloped land within the master planned community of Brighton Village. Property is part of a larger Planned Area Development approved for 5,944 residential units. Conditions for residential development in this area remain depressed. $5,000 - 2013 net operating income $10,000 - YTD 2014 net operating income Strategy – Property currently leased for agricultural purposes. Residential land in this area has been negatively impacted by the recession, however market activity is showing signs of improvement. If these trends continue we expect favorable conditions for long-term appreciation. Expect to list for sale in Q1 2018 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Chowchilla Parcel Chowchilla, CA Property Type: Unimproved Residential Land Book Value: $727,000 Tax Basis: $5.9 million 68.31 acres of contiguous undeveloped land located approx. 110 miles southeast of the San Francisco Bay Area, currently zoned for agricultural use. During 2006 the area was proposed for the development of a 1,550 lot subdivision. The subject land accounted for 300 of these lots. The development required annexation into the city of Chowchilla and a residential rezoning. The annexation was completed; however, the project was discontinued in 2007/2008 and the rezoning was not completed. Land is located in the anticipated path of growth $17,000 - 2013 net operating loss $7,000 - YTD 2014 net operating loss Strategy – Property currently leased for agricultural purposes. This area was significantly impacted by the recession and expect market conditions to remain weak for several years. Expect to list for sale in Q1 2018 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Art on R Parcel Olivehurst, CA Property Type: Unimproved Residential Land Book Value: $403,000 Tax Basis: $1.2 million 22.16 acres of contiguous undeveloped land located 37 miles north of Sacramento with Tentative Map approval for 44 residential lots $7,000 - 2013 net operating loss $3,000 - YTD Q2 2014 net operating loss Strategy – If current market trends continue for the next few years we expect favorable conditions for residential land in the greater Sacramento and Yuba County areas. Expect to list for sale in Q1 2018 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

The Rivers Lots West Sacramento, CA Property Type: Finished Residential Lots Book Value: $117,000 Tax Basis: $618,000 Two non-contiguous residential lots located in a gated community along the Sacramento River. The neighborhood consists of both custom and production homes which are similar in design with varying sizes and amenities. The lots are 10,454 SF and 11,325 SF, both featuring 180 degree views of the river, a private park, and the downtown Sacramento skyline $10,000 - 2013 net operating loss $4,000 - YTD Q2 2014 net operating loss Strategy – Expect to list for sale in Q3 2014 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

# DarkHorse Parcel

**Property Type:** Unimproved Residential Land

**Book Value:** $103,000

**Tax Basis:** $0

Auburn, CA

- 24.97 acre property located within the DarkHorse Golf Club subdivision. Subject property was additional collateral for loan also secured by the Baldwin Ranch lots referenced above and DarkHorse Golf Club, eighteen hole golf course. Tax basis for this parcel was allocated to the DarkHorse golf course, sold in 2012. Held in DarkHorse Golf Club, LLC

- $1,000 - 2013 net operating loss
- $2,000 - YTD Q2 2014 net operating income
- Strategy - If current market trends continue for the next few years we expect favorable conditions for residential land in Nevada County. Expect to list for sale in Q1 2018





See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

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Coeur d’ Alene Lots Coeur d’ Alene, ID Property Type: Unimproved Residential Lots Book Value: $317,000 Tax Basis: $2.3 million 18.98 acres of contiguous undeveloped land located overlooking Coeur d’Alene Lake. Currently entitled for three home sites; preliminary application pending to re-entitle as 6 lake view lots from .56 to .93 acres in size, and one common area lot $8,000 - 2013 net operating loss $6,000 - YTD Q2 2014 net operating loss Strategy – This area was significantly impacted by the recession and expect market conditions to remain weak for some time. Expect to list for sale in Q1 2018 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Residential Portfolio Highlights 5 Properties $47 million book value $57 million tax basis $1.6 million - 2013 net operating income $826,000 - YTD Q2 2014 net operating income Property Type Geography13 Note: All financial information in this presentation is as of June 30, 2014 unless otherwise noted. See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Treasures on the Bay North Bay Village, FL Property Type: Condos Book Value: $33 million Tax Basis: $32.1 million Financing: $620,00014 Fractured condo conversion; apartment complex built between 1962 and 1966, consists of three, 10-story residential towers with 498 total units located on Treasure Island in Biscayne Bay in between Miami Beach and downtown Miami. ORM owns 329 units totaling approx. 316,000 of RSF. 169 condo units renovated and managed as apartments; 94% occupancy rate15 with $20.31 annual rent per SF16 Point Tower: located on the southern point of Treasure Island, own 154 units (of 178) totaling approx. 150,000 RSF. Floor plans (Units) - 1/1 (100) and 2/2 (54) with avg. 970 RSF per unit. Renovated 2005-2007 South Tower: middle building, own 15 units (of 160) totaling approx. 18,000 RSF. Floor plans (Units) - 1/1 (1), 2/1 (1), 2/2 (3), and 3/2 (10) units with avg. 1,200 RSF per unit. Renovated 2005-2007 North Tower: northernmost building, own all 160 units totaling approx. 148,000 RSF. Floor plans (Units) - 1/1 (93), 2/1 (9), 2/2 (48), and 3/2 (10) with avg. 923 RSF per unit. Extensive renovation project commenced in July 2014; in pre-construction phase, estimate total cap ex of $22 million and anticipate completion in Q4 2015. Units vacant during construction. Renovation intended to increase income, stabilize asset, and enhance marketability $926,000 2013 net operating income $450,000 YTD Q2 2014 net operating income Holding Entity – TOTB Miami, LLC (Point and South towers) and TOTB, North, LLC (North tower)7 Strategy – Complete North Tower renovation, maximize NOI3; expect to list for sale in Q3-Q4 2015 Note: The amounts presented reflect 100% of the assets, liabilities, income and expenses of TOTB Miami, LLC consolidated into ORM’s books. ORM owns 80.74% of TOTB and currently receives allocation of profits and losses at this percentage. See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Solstice at Arcadia Phoenix, AZ Property Type: Condos Book Value: $6.9 million Tax Basis: $14.9 million Fractured condo conversion; apartment complex built in 1979, consists of ten, two-story buildings with 181 total units located eight miles northeast of downtown Phoenix. ORM owns 133 units totaling approx. 108,000 of net RSF. Remaining 48 units owned by homeowners/investors. Contains a mix of units from 1/1 at 463 RSF to 2/1.5 at 1,077 RSF with an average unit size of 810 RSF. 59% of units renovated in 2006 and remaining units in 2012; 96% occupancy rate with approx. $11.16 annual rent per SF. Held in 54th Street Condos, LLC $320,000 - 2013 net operating income $196,000 -YTD Q2 2014 net operating income Strategy – Expect to list for sale in Q3 2015 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

The Pointe at Lake Steilacoom Lakewood, WA Property Type: Condos Book Value: $4.4 million Tax Basis: $6.4 million Fractured condo conversion located 7 miles southwest of Tacoma; 3.23 acre site consisting of ten garden-style, two-story apartment buildings built in 1961, containing 62 total units and a common clubhouse. ORM owns 61 units totaling approx. 46,000 of net RSF. Mix of unit sizes from 1/1 at 572 RSF to 3/2.5 at 1,413 RSF. Majority of units are 1/1 and 2/1 with 645 avg. RSF. Larger units range from 2/1.5 – 3/2.5 with 1,012 avg. RSF; 96% occupancy rate with approx. $11.79 annual rent per SF. Held in Phillips Road, LLC $253,000 - 2013 net operating income $140,000 - YTD Q2 2014 net operating income Strategy – If current market trends continue we expect favorable conditions for appreciation in the Tacoma area over the next 12-24 months. Expect to list for sale in Q4 2015 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Broadway & Commerce Tacoma, WA Property Type: Condos/Office/Retail Book Value: $2.4 million Tax Basis: $3.5 million Mixed use residential, office and retail, 28,000 RSF; 5-story building, 2 stories of residential and 3 stories of office/retail built in 1908 and partially renovated in 2008. Residential floors contain 12 condos/common area totaling 12,000 RSF consists of four - 1/1 units at 648 RSF, four – 1/1 units at 692, and four – 2/2 units at 1,039 RSF. Office/retail floors contain 3 units totaling 16,000 RSF; 80% occupancy rate with approx. $8.92 annual rent per SF. Held in Broadway & Commerce, LLC $93,000 - 2013 net operating income $48,000 - YTD Q2 2014 net operating income Strategy – If current market trends continue we expect favorable conditions for appreciation in the Tacoma area over the next 12-24 months. Increased rental demand should improve NOI. Expect to list for sale in Q4 2015 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

The Shores Lincoln City, OR Property Type: Single Family Residence Book Value: $94,000 Tax Basis: $96,000 Ocean-front home located on Gleneden Beach; 2,166 SF 3/2.5 built in 1999. ORM owns a 1/7th undivided interest. Served as cross-collateral; acquired through foreclosure $6,000 - 2013 net operating loss $7,000 - YTD Q2 2014 net operating loss Strategy – Expect to list for sale in Q3 2014 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Commercial Portfolio Highlights 12 Properties17 $39 million book value $48 million tax basis $2.3 million - 2013 net operating income $1.1 million - YTD Q2 2014 net operating income Property Type Geography18 Note: All financial information in this presentation is as of June 30, 2014 unless otherwise noted. See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Auburn Valley Golf Course Auburn, CA Property Type: Golf Course Book Value: $2.0 million Tax Basis: $2.2 million 18-hole championship golf course; 175 acre site with 10,000 SF clubhouse and equipment storage building located approx. 35 miles northeast of Sacramento. Operating and open to the public. Held in Lone Star Golf, Inc., a taxable REIT subsidiary (TRS) $66,000 - 2013 net operating loss $20,000 - YTD 2014 net operating loss Strategy – Currently listed for sale See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Wolfe Road Sunnyvale, CA Property Type: Industrial Book Value: $3.0 million Tax Basis: $3.2 million 26,000 SF Class C single-story, concrete tilt up industrial building on 1.72 acre site, built in 1971. Petco – Pooch Hotel, 10-year triple net lease expires in 2019; 100% occupancy rate (single tenant) with $20.40 annual rent per SF. Held in Wolfe Central, LLC $486,000 - 2013 net operating income $243,000 - YTD Q2 2014 net operating income Strategy – 7 property/10% tax rule6; positive NOI. Expect to list for sale in Q1 2017 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Paso Robles Industrial Complex Paso Robles, CA Property Type: Light Industrial Book Value: $1.5 million Tax Basis: $1.5 million 7.15 acre, multi-tenant light industrial complex, 69,000 RSF; 4-building Class C property built in 1986 and renovated in 1995 consists of three 20,000 RSF buildings and one 9,000 RSF building. Complex contains 20 units ranging from 1,750 to 10,000 RSF; 60% occupancy rate and $8.13 annual rent per SF $196,000 - 2013 net operating income $131,000 - YTD Q2 2014 net operating income Strategy – 7 property/10% tax rule; positive NOI. The economy in this area has been negatively impacted by the recession, however market activity is showing signs of improvement. If these trends continue we expect favorable conditions for improved absorption rates and value appreciation. Expect to list for sale in Q1 2017 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

# Piper Point Marina

**Property Type:** Marina

**Book Value:** $1.2 million

**Tax Basis:** $1.2 million

Bethel Island, CA

- 7.60 acre Beacon Harbor marina; 47 berths and 202 dry storage stalls, located within 50 miles of Stockton, Sacramento, and the Bay Area. Decline in discretionary spending during recession negatively impacted the marina industry; 45% occupancy rate. Held in Sandmound Marina, LLC
- Acquired through foreclosure in Q1 2014
- $18,000- YTD Q2 2014 net operating loss
- Strategy - Expect market conditions to remain weak until recreational boating industry improves. Expect to list for sale in Q1 2015





See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

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Brannan Island Marina Isleton, CA Property Type: Marina Book Value: $2.0 million Tax Basis: $2.0 million 9.22 acre marina; 175 berths with storage, located within 50 miles of Stockton, Sacramento, and the Bay Area. Decline in discretionary spending during recession negatively impacted the marina industry; 56% occupancy rate. Held in Brannan Island, LLC $36,000 - 2013 net operating loss $11,000 - YTD Q2 2014 net operating income $800,000 cap ex to repair bridge, and build office facilities, anticipate completion in Q3 2015 Strategy – Expect market conditions to remain weak until recreational boating industry improves. Expect to list for sale in Q3 2015 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

The Last Resort & Marina Oakley, CA Property Type: Marina Book Value: $360,000 Tax Basis: $626,000 1.29 acre marina; 29 berths, boat shed, other small buildings, one mobile home site, and 11 RV-trailer sites, located in northeast Contra Costa County within 50 miles of Stockton, Sacramento, and the Bay Area. Decline in discretionary spending during recession negatively impacted the marina industry; 0% occupancy rate. Held in The Last Resort and Marina, LLC $22,000 - 2013 net operating loss $11,000 - YTD Q2 2014 net operating loss Strategy – Expect market conditions to remain weak until recreational boating industry improves. Currently listed for sale See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Harbor Shores Medical Plaza II Gilbert, AZ Property Type: Office Book Value: $4.8 million Tax Basis: $9.2 million 0.69 acre, multi-tenant, two-story medical office facility, 55,000 RSF (includes 17,000 RSF basement space); Class B property built in 1989 and renovated in 2007, located within 20 miles of Phoenix, Tempe, and Mesa consists of 25 office condominium units. Unit sizes range from 737 RSF to 3,126 RSF with an average of 1,849 RSF. Medical office market continues to be impacted by changes in health care delivery systems, increasing demand for on-campus facilities, negatively impacting off-campus vacancy and lease rates; 43% occupancy rate and $16.48 annual rent per SF. Held in AMFU, LLC $189,000 - 2013 net operating income $75,000 - YTD Q2 2014 net operating income Strategy – Expect medical office market conditions and vacancy rates to remain weak for the near term. Expect to list for sale in Q4 2014 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

# Pico Ranch Complex

**Property Type:** Office

**Book Value:** $3.7 million

**Tax Basis:** $7.5 million

- Office condominium complex built between 2005-2009, located within 15 miles east of Sacramento, 43,000 RSF; Property is 15 condo units within three Class A buildings, 920, 950 and 970 Reserve Dr.; average unit size 3,081 RSF; 56% occupancy rate and $10.99 annual rent per SF
  - 920 Reserve Drive: 6 non-contiguous two-story/loft design units; 18,931 total RSF. Unit sizes range from 2,946 RSF to 6,357 RSF with average 3,155 RSF
  - 950 Reserve Drive: 2 contiguous two-story/loft design units; 5,523 total RSF. Unit sizes are 2,404 RSF and 3,119 RSF
  - 970 Reserve Drive: 1 suite on first floor and 1 suite on second floor, and 12,730 RSF shell space; 18,684 total RSF
- $64,000 - 2013 net operating income
- $51,000 - YTD Q2 2014 net operating income
- Strategy - Continued job growth and limited new supply positive for Roseville market. If current market trends continue we anticipate favorable conditions for office lease and absorption rates to improve over next few years. 7 property/10% tax rule; 15 non-contiguous units likely sold separately or small blocks, negatively impacting annual sales limits for tax purposes. Expect to list for sale in Q1 2018

Roseville, CA




Sacramento

See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

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32

Melody Hills Business Park Roseville, CA Property Type: Office Book Value: $749,000 Tax Basis: $757,000 1.5 acre office condominium complex, 10,650 RSF; 4-building Class C property built in 1980s consists of two 2,500 RSF buildings, one 3,100 RSF, and one 2,550 RSF. Located less than 10 miles east of Sacramento. Bldg. 100 – two units of 1,200 and 1,300; Bldg. 200 – three units of 710, 1,210 and 580; Bldg. 300 – two units of 2,000 and 1,100; Bldg. 500 – one unit at 2,550; 88% occupancy rate and $12.22 annual rent per SF $46,000 - 2013 net operating income $24,000 - YTD Q2 2014 net operating income Strategy – Continued job growth and limited new supply positive for Roseville market. If current market trends continue we expect favorable conditions for office lease and absorption rates to improve over next few years. 7 property/10% tax strategy; low value relative to total portfolio - hold to maximize near term proceeds. Expect to list for sale in Q4 2016 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

# University Square

**Property Type:** Retail

**Book Value:** $11.6 million

**Tax Basis:** $10.7 million

**Financing:** $9.8 million

Greeley, CO







- 23.14 acre grocery-anchored community shopping center located at the northeast corner of US Highway 34 and 11th Ave, within ½ mile of University of Northern Colorado; 240,000 RSF 4-building, Class C property built between 1971 and 2003 consists of 39 retail units, anchored by long-term lease with 47,000 RSF grocery store, King Soopers. Junior anchors, including Big Lots and Ace Hardware occupy 105,000 RSF. Non-anchored unit sizes range from 500 RSF to 8,558 RSF; 94% occupancy rate and $6.21 annual rent per SF
- $1.1 million - 2013 net operating income[19]
- $498,000 - YTD Q2 2014 net operating income[20]
- Holding Entity - 720 University, LLC[8]
- Strategy - Expect to list for sale in Q4 2014

Note: The amounts presented reflect 100% of the assets, liabilities, income and expenses of 720 University, LLC consolidated into ORM's books. ORM receives 65% of the profits and losses in 720 University after priority return on partner contributions is allocated at the rate of 10% per annum.

See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

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34

K Street Sacramento, CA Property Type: Retail/Office Book Value: $3.9 million Tax Basis: $3.9 million 32,000 SF of urban, mixed-use retail/office buildings located in downtown Sacramento. Property constructed in 1960s on 0.51 acre site, build out consists of 12,000 RSF second floor office space and 20,000 RSF storefront retail space; 0% occupancy rate $67,000 - 2013 net operating loss $49,000 - YTD Q2 2014 net operating loss Strategy – If current market trends continue we expect favorable conditions for the Sacramento, Central Business District retail and office markets to continue improving over long term. Above-average population growth and new Sacramento Kings NBA franchise downtown sports arena, located several blocks from our property, may have positive impact on real estate values. Near term anticipate lease and vacancy rates to remain weak. Expect to list for sale in Q4 2014 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Outback Storage Stockton, CA Property Type: Storage Book Value: $3.9 million Tax Basis: $5.3 million 2.86 acre, self-storage facility, 75,207 RSF; 5-building Class C property built in mid-2000s, located in northern Stockton within 35 miles of Sacramento. Property consists of 3 one-story storage buildings, 1 two-story storage building, and a two-story office/apartment. Steel frame storage buildings contain 709 drive-up and interior access storage units ranging from 12 RSF to 300 RSF. Management building consists of 1,296 RSF ground floor office and 1,296 RSF second floor residence; 89% occupancy rate and $9.12 annual rent per SF $388,000 2013 net operating income $205,000 YTD Q2 2014 net operating income Strategy – Expect to list for sale in Q1 2015 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

1850 De La Cruz – Investment in LLC Santa Clara, CA Property Type: Industrial Building/Land Book Value: $2.1 million Tax Basis: $2.9 million 4.64 acre, single-tenant, industrial facility, 40,000 RSF; 2-building Class B property built in 1987 and renovated in 2010 by tenant. Located in Silicon Valley consists of one 10,000 RSF light industrial building and one 10,000 RSF office building. Long term lease to Avis Rental Cars; 100% occupancy rate and $8.7421 rent per SF $161,000 - 2013 LLC net income distributions to ORM $83,000 - YTD Q2 2014 LLC net income distributions to ORM Holding Entity – 1850 De La Cruz, LLC9 Strategy – Pending clearance of site contamination remediation completed in 2012. Expect to list for sale in Q3 2015 See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.

Appendix

# Real Estate Portfolio Details

As of June 30, 2014

| Properties | Address | County | MSA | Asset Type | HoldingClass |
|---|---|---|---|---|---|
| Chateau at Lake Tahoe | Stateline Ave. at Hwy 50, South Lake Tahoe, CA | El Dorado | Sacramento -Arden-Arcade-Roseville | Land | Held for Investment |
| Saddle Ridge Parcel | Saddle Ridge Land Assemblage, Gypsum, CO | Eagle County | Edwards | Land | Held for Investment |
| Baldwin Ranch Lots | Baldwin Ranch, DarkHorse Dr., Auburn, CA 95602 | Placer | Sacramento -Arden-Arcade-Roseville | Land | Held for Investment |
| Oakley Parcel | 5900 Bethel Island Road, Oakley, CA 94561 | Contra Costa | San Francisco-San Jose-Oakland | Land | Held for Investment |
| Piercy Road Parcel | 455 Piercy Road, San Jose, CA 95138 | Santa Clara | San Jose-Sunnyvale -Santa Clara | Land | Held for Investment |
| Half Moon Bay Parcel | Hwy 1 & State Route 92, Half Moon Bay, CA 94019 | San Mateo | San Francisco-San Jose-Oakland | Land | Held for Sale |
| Brighton Village Lots | Bartlett Road & La Palma Road, Coolidge, AZ 85228 | Pinal | Phoenix-Mesa-Glendale | Land | Held for Investment |
| Chowchilla Parcel | 14363 Ave., 24 1/2, Chowchilla, CA 93610 | Madera | Fresno-Madera | Land | Held for Investment |
| Art on R Parcel | 3000 Dye Road, Olivehurst, CA 95961 | Yuba | Yuba | Land | Held for Investment |
| The Rivers Lots | 940 & 1000 River Crest Dr., West Sacramento, CA 95605 | Yolo | Sacramento-Yolo | Land | Held for Investment |
| DarkHorse Parcel | Auburn, CA | Placer | Sacramento -Arden-Arcade-Roseville | Land | Held for Investment |
| Coeurd' Alene Lots | East Yellowstone Trail, Coeur d'Alene, ID 83814 | Kootenai | Spokane-Spokane Valley-Coeur d'Alene | Land | Held for Investment |
| Treasures on the Bay | 1900 South Treasure Dr., North Bay Village, Florida 33141 | Miami-Dade | Miami- Fort Lauderdale-West Palm Beach | Residential | Held for Investment |
| Solstice at Arcadia | 5401 East Thomas Road, Phoenix, AZ 85018 | Maricopa | Phoenix-Mesa-Glendale | Residential | Held for Investment |
| The Pointe at Lake Steilacoom | 8424 Phillips Road, Lakewood, WA 98498 | Pierce | Seattle-Tacoma-Olympia | Residential | Held for Investment |
| Broadway & Commerce | 755 Broadway & 760 Commerce, Tacoma, WA 98402 | Pierce | Seattle-Tacoma-Olympia | Residential | Held for Investment |
| The Shores | 6355 Raymond Ave., Lincoln City, OR 97367 | Lincoln | n/a | Residential | Held for Sale |
| Auburn Valley Golf Course | 8800 Auburn Valley Road, Auburn, CA 95062 | Placer | Sacramento -Arden-Arcade-Roseville | Commercial | Held for Sale |
| Wolfe Road | 180 North Wolfe Rd., Sunnyvale, CA 94086 | Santa Clara | San Jose-Sunnyvale -Santa Clara | Commercial | Held for Investment |
| Paso Robles Industrial Complex | 2915-2921 Union Road, Paso Robles, CA | San Luis Obispo | San Luis Obispo-Paso Robles-Arroyo Grande | Commercial | Held for Investment |
| Piper Point Marina | 3861 Willow Road, Bethel Island, Ca 94511 | Contra Costa | San Francisco-San Jose-Oakland | Commercial | Held for Investment |
| Brannan Island Marina | 1200 Brannan Island, Isleton, CA 95602 | Sacramento | Sacramento -Arden-Arcade-Roseville | Commercial | Held for Investment |
| The Last Resort & Marina | 2600 Dutch Slough Rd., Oakley, CA 94561 | Contra Costa | San Francisco-San Jose-Oakland | Commercial | Held for Sale |
| Harbor Shores Medical Plaza II | 4001 East Baseline Ave., Gilbert, AZ 85234 | Maricopa | Phoenix-Mesa-Glendale | Commercial | Held for Investment |
| Pico Ranch Complex | 920, 950, 970 Reserve Dr., Roseville, CA 95678 | Placer | Sacramento -Arden-Arcade-Roseville | Commercial | Held for Investment |
| Melody Hills Business Park | 1098 Melody Lane (Bldgs. 100,200,300 & 500), Roseville, CA 95678 | Placer | Sacramento -Arden-Arcade-Roseville | Commercial | Held for Investment |
| University Square | 2604-2726 11th Ave., Greeley, CO 80631 | Weld | Denver-Aurora-Boulder | Commercial | Held for Investment |
| K Street | 920, 924 & 930 K St., Sacramento, CA 95814 | Sacramento | Sacramento -Arden-Arcade-Roseville | Commercial | Held for Investment |
| Outback Storage | 1840 E. March Lane, Stockton, CA 95210 | San Joaquin | Stockton-Lodi | Commercial | Held for Investment |
| 1850 De La Cruz | 1850 De La Cruz Blvd. & 556-558 Reed St., Santa Clara, CA 95050 | Santa Clara | San Jose-Sunnyvale -Santa Clara | Commercial | Held for Investment |

See Disclaimers and list of abbreviations on page 1 and footnotes in Appendix.
Q2 2014
40

Footnotes 1) All financial information in this presentation is as of June 30, 2014 unless otherwise noted. In addition, to simplify the presentation of financial information, amounts have been rounded. Due to this rounding, numbers provided throughout this presentation, including , but not limited to, book values, tax basis, loan balances, income, capital expenditures, rent per square foot, property dimensions, and occupancy rates may not add up precisely to actual totals provided and percentages may not precisely reflect absolute values. Exact book values, tax basis, and net operating income amounts are listed on page 4. 2) In addition, ORM owns a 50% interest in 1850 De La Cruz, LLC an equity method investment formed to hold 1850 De La Cruz Blvd., an industrial property acquired through foreclosure. 3) Net operating income ("NOI"), provided in this presentation, represents net income before depreciation, amortization, depreciation allocated to non-controlling interests, gains on sales of real estate, provisions for impairment, and interest expense. 4) Shown as percentage of total book value of all ORM's real estate assets. Total includes the book value of ORM's 50% interest (accounted for as an equity method investment) in 1850 De La Cruz, LLC, formed to hold 1850 De La Cruz Blvd., an industrial property acquired through foreclosure. 5) Properties in process of redevelopment, renovation, repositioning, lease up, or other activities intended to improve net operating income and/or asset value. 6) This does not purport to be a complete summary of REIT and other tax rules, and other important considerations. See IRC § 857(b)(6) regarding prohibited transactions, safe harbor rules, and exceptions. 7) ORM owns 80.74% of TOTB Miami, LLC and currently receives allocation of profits and losses at this percentage. TOTB, North, LLC, a wholly-owned subsidiary of TOTB Miami, LLC, was formed for the purpose of obtaining construction financing and owns the north tower at Treasures on the Bay. 8) Property held in 720 University, LLC. ORM receives 65% of the profits and losses after priority return on partner contributions is allocated at the rate of 10% per annum. 9) ORM owns a 50% interest in the 1850 De La Cruz, LLC which is accounted for under the equity method. 10) Shown as percentage of total book value of ORM's land assets, which currently includes the Chateau at Lake Tahoe, a resort property entitled for retail, residential, and hospitality units, and other facilities. Retail space of approximately 30,658 total square feet is currently under development. 11) A portion of the total construction costs (to be determined by year end 2014) is directly attributable to the residential phase of the project and will be allocated to that basis accordingly. 12) The rent per square foot for this property is calculated by dividing the total base rent for leases executed as of 8/1/14 by total square feet leased. 13) Shown as percentage of total book value of ORM's residential real estate assets. 14) Construction financing secured, subject to certain post-closing conditions, by TOTB, North, LLC of up to $21.3 million for the redevelopment of the north tower at Treasures on the Bay. Represents the outstanding loan balance as of June 30, 2014. 15) Occupancy rates are approximate and calculated by dividing square footage leased by total rentable square feet. 16) Rent per square foot (as of June 30, 2014) is calculated by dividing total base rent per month by total rented square feet, multiplied by 12 to annualize. Common area maintenance fees and other income are not included in these amounts. 17) Total does not include book value of equity investment in 1850 De La Cruz, LLC. 18) Shown as percentage of total book value of ORM's commercial real estate assets not including book value of equity investment in 1850 De La Cruz, LLC. 19) Net operating income for year ending 2013 reflects a $73,000 maintenance expense not expected to reoccur. 20) Net operating income for the six months ended June 30, 2014 does not reflect percentage rents that are usually collected from certain tenants during the third quarter of each year. Percentage rents collected for year ending 2013 was $86,000. 21) Rent per square foot reflects total base rents for 1850 De La Cruz Blvd. and does not take into account ORM's 50% equity interest in 1850 De La Cruz, LLC which is accounted for under the equity method.